Exhibit 99
To Our Stockholders: With increased profits of 25% greater than the first six months of last year, our business operated at historically high levels of performance for the first half of 2008, enabling us to continue our proud history of providing safe and reliable banking for our customers and solid returns for our shareholders. Total assets grew 20% from $966 million at June 30,2007 to $1.16 billion at June 30, 2008. Total loans were the primary driver of asset growth as they increased $204 million or 27% from June 30, 2007 balances of $766 million to the June 30, 2008 balance of $969 million. Loan growth was funded by deposit growth of $127 million from $853 million at June 30, 2007 to June 30, 2008 balances of $980 million. Net income for the first six months of 2008 was $3.8 million, up 25% from the $3.0 million earned in the first six months of 2007. Net income for the quarter ended June 30, 2008 was $1.9 million, up 19% from the first quarter 2007 income of $1.6 million. And for this period, we posted a total loan deliquincy rate of 0.31%, an extremely low figure when compared to industry peers. In consideration of these results, your Board of Directors declared at their May 22nd meeting, the payment of Centra’s second cash dividend. Payable on July 1, 2008, $0.05 per share will be distributed to shareholders of record on June 20, 2008. We feel fortunate to be in this position at a time when many corporations are reducing or eliminating their cash dividends. The Annual Meeting of Centra Financial Holdings, Inc. was held on May 22nd. All proposals detailed in the proxy and brought before the meeting were overwhelmingly approved by the voting shareholders. At this meeting, we presented some comparative data that I want to share with all of our stockholders. You will notice several more graphs are included in this report in contrast to those that you received in the past. When reviewing the points below, please note the corresponding graph. ? ,?,?,??Four year growth in all categories is strong: Assets, Loans, Deposits and Net Income. ? Stock price shows momentum with steady sure-footed improvement each year. ? Total Return far outpaced Peer Banks and the S&P 500. ? List of Significant Events exhibits that our direction is contrary to national trends. ? Our largest capital expansion in Centra history for improved accessibility for our growing customer base. Centra continued its growth trend with a very enthusiastic July 9th opening of a new Walnut Hill office located in Uniontown, PA. This comes on the heels of the April opening of our Spring Mills office located in Berkeley County, WV. With this expansion Centra now has a total of 17 banking facilities in three states. All of these performance measures indicate that our business model is working the way it should. Operational excellence builds greater financial strength, which in turn provides the resources for disciplined investment in things we can do well. Our goal is to build a cycle of continuously improving performance, in which success breeds success—for customers, employees and not least, for our shareholders. Douglas J. Leech Chairman, President and CEO

Centra Financial Holdings, Inc., and Subsidiaries CONSOLIDATED STATEMENTS OF CONDITION (Dollars in Thousands, except Per Share Data) June 30, June 30, (Unaudited) 2008 2007 ASSETS Cash and due from banks $ 25,036 $ 21,736 Interest-bearing deposits in other banks 1,209 1,213 Federal funds sold — 19,374 Total cash and cash equivalents 26,245 42,323 Available-for-sale securities, at estimated fair value (amortized cost of $117,819 in 2008 and $117,471 in 2007) 118,387 117,476 Loans, net of unearned income 969,340 765,835 Allowance for loan losses (14,692) (11,107) Net loans 954,648 754,728 Premises and equipment 21,253 16,448 Loans held for sale 3,517 3,761 Goodwill and other intangibles 16,667 16,961 Other assets 21,922 14,583 Total assets $ 1,162,639 $ 966,280 LIABILITIES Deposits Non-interest bearing $ 131,079 $ 93,773 Interest-bearing 849,287 759,496 Total deposits 980,366 853,269 Short-term borrowings 62,320 25,445 Long-term debt 20,000 20,000 Other liabilities 9,408 7,734 Total liabilities 1,072,094 906,448 STOCKHOLDERS’ EQUITY Preferred stock, $1 par value, 1,000,000 authorized, none issued — —Common stock, $1 par value, 50,000,000 authorized, 5,988,740 and 4,225,956 issued and outstanding, respectively 5,989 4,226 Additional paid-in capital 81,786 48,592 Accumulated earnings 2,429 7,011 Accumulated other comprehensive gain 341 3 Total equity 90,545 59,832 Total liabilities and stockholders’ equity $ 1,162,639 $ 966,280

Centra Financial Holdings, Inc., and Subsidiaries CONSOLIDATED STATEMENTS OF INCOME Six Months Ended June 30, Quarter Ended June 30, (Dollars in Thousands, except Per Share Data) 2008 2007 2008 2007 (Unaudited) INTEREST INCOME Loans, including fees $ 31,623 $ 28,529 $ 15,707 $ 14,694 Loans held for sale 94 83 47 58 Securities available-for-sale 2,887 2,932 1,234 1,458 Interest-bearing bank balances 19 102 9 59 Federal funds sold 264 755 65 317 Total interest income 34,887 32,401 17,062 16,586 INTEREST EXPENSE Deposits 14,542 14,549 6,903 7,486 Short-term borrowed funds 387 422 202 212 Long-term debt 559 737 214 370 Total interest expense 15,488 15,708 7,319 8,068 Net interest income 19,399 16,693 9,743 8,518 Provision for credit losses 1,158 943 520 443 Net interest income after provision for credit losses 18,241 15,750 9,223 8,075 OTHER INCOME Service charges on deposit accounts 1,194 938 646 570 Other service charges and fees 1,204 870 646 461 Secondary market income 719 525 390 344 Security gains 195 -— 40 —Other 451 328 238 167 Total other income 3,763 2,661 1,960 1,542 OTHER EXPENSE Salary and employee benefits 8,410 6,696 4,058 3,517 Occupancy expense 1,270 988 629 533 Equipment expense 1,036 887 541 469 Advertising 670 1,077 359 548 Professional fees 521 187 359 79 Data processing 1,033 868 526 441 Other outside services 416 448 230 213 Other 2,921 2,413 1,548 1,251 Total other expense 16,277 13,564 8,250 7,051 Net income before income tax 5,727 4,847 2,933 2,566 INCOME TAX EXPENSE 1,972 1,832 991 934 Net income $ 3,755 $ 3,015 $ 1,942 $ 1,632 Basic earnings per share $ 0.63 $ 0.65 $ 0.32 $ 0.35 Diluted earnings per share $ 0.58 $ 0.60 $ 0.30 $ 0.33 Weighted average shares outstanding - basic 5,976,673 4,633,320 5,981,500 4,647,953 Weighted average shares outstanding — diluted 6,482,733 4,991,554 6,487,125 5,018,877 Cash dividends declared per share $ 0.10 -— $ 0.05 —

HIGHLIGHTS OF ANNUAL MEETING Four Year Trends ? Total Assets $1,120,000 (in thousands) $890,000 $660,000 $430,000 2004 2005 2006 2007 ? Total Loans $880,000 (in thousands) $710,000 $540,000 $370,000 2004 2005 2006 2007 ? Total Deposits $960,000 (in thousands) $760,000 $560,000 $360,000 2004 2005 2006 2007 ? Net Income $5,400 (in thousands) $4,250 $3,100 $1,950 2004 2005 2006 2007

Four Year Trends ?Historical Stock Price $20.00 $18.00 $16.00 $14.00 $12.00 $10.00 $8.00 $6.00 $4.00 $2.00 $0.00 2004 2005 2006 2007 $10.59 $11.27 $14.88 $18.18 * Adjusted for stock dividends ?Total Return Analysis 12/31/2005 - 5/16/2008 170% 61.3% Centra 153% 135% 118% 19.5% S&P 500 100% (10.2)% 83% Centra Peers 65% 12/30/05 5/3/06 9/4/06 1/6/07 5/10/07 9/11/07 1/13/08 5/16/08 Source: SNL Financial and company filings. Centra peers include select publicity traded banks in MD, OH, PA and WV with assets between $750 million and $5.0 billion. Assumes all dividends are reinvested to purchase additional shares. Adjusted for stock splits.

? Significant Events • Capital remained strong, following a very successful $24 million stock offering completed in December, demonstrating our ability to attract capital in increasingly difficult market conditions • May 25th - Centra Bank is named one of the top “55 Good Things about West Virginia” by The State Journal • June 28th - Centra is featured on the front page of the American Banker publication • In Aug., Centra is named the 31st fastest growing company in Entrepreneur magazine’s “Hot 500 List,” 1st among all banks listed • Company’s assets exceeded the $1 billion mark in Aug. • 10% stock dividend declared in October • Company’s first cash dividend on Centra common stock declared in February 2008 • Contrary to national trends, Centra has been able to grow and increase profitability while maintaining credit quality ? Capital Expansion: Investing in Our Future Largest capital investment in Centra’s history MORGANTOWN: • Relocated Operations Department into a new Operations Center • Renovating 990 Elmer Price Drive location MARTINSBURG: • New North Martinsburg (Edwin Miller Blvd.) location completed in October 2007 • New Spring Mills location completed in first quarter 2008 PENNSYLVANIA: • Walnut Hill office celebrated its Grand Opening on July 9, 2008 HAGERSTOWN: • Frederick Street full-service branch opened in June 2007 • Prime site acquired on North Pointe Dr. Plans are on the drawing board for a new retail office